Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.8

EXECUTION VERSION

AIRCRAFT PURCHASE AGREEMENT

between

MESA AIRLINES, INC.,

as Seller

MESA AIR GROUP, INC.,

as Mesa Air Group

and

UNITED AIRLINES, INC.,

as Purchaser

Dated as of September 27, 2022

THIS DOCUMENT IS INTENDED SOLELY TO FACILITATE DISCUSSIONS AMONG THE POTENTIAL PARTIES IDENTIFIED HEREIN. IT IS NOT INTENDED TO CREATE, AND WILL NOT BE DEEMED TO CREATE, A LEGALLY BINDING OR ENFORCEABLE OFFER OR AGREEMENT OF ANY TYPE OR NATURE PRIOR TO THE DULY AUTHORIZED AND APPROVED EXECUTION OF THIS DOCUMENT BY ALL SUCH PARTIES AND THE DELIVERY OF AN EXECUTED COPY HEREOF BY ALL SUCH PARTIES TO ALL OTHER PARTIES. THIS FORM AGREEMENT IS SUBJECT TO FURTHER DISCUSSION AND REVIEW IN ALL RESPECTS.

[ * * * ] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT IS (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

-i-

-ii-

Section 17.2.	Non-Waiver; Effect on [***] , CPA, Etc.	24
Section 17.3.	Severability	24
Section 17.4.	Notices	24
Section 17.5.	Governing Law and Jurisdiction.	25
Section 17.6.	Waiver of Sovereign Immunity	25
Section 17.7.	Waiver of Jury Trial	25
Section 17.8.	Further Assurances	25
Section 17.9.	Counterparts	25
Section 17.10.	Transaction Costs	25
Section 17.11.	Assignment; Successors and Assigns	25
Section 17.12.	Confidentiality	26
Section 17.13.	Delivery of Documents by Electronic Means.	26
Section 17.14.	Third-Party Beneficiaries.	26
Section 17.15.	Specific Performance	26
Section 17.16.	Limitation of Liability	26
Section 17.17.	Joint and Several Obligations	27

SCHEDULES

Schedule 1	Definitions	1-1
Schedule 2	Aircraft Information	2-1
Schedule 3	Notices	3-1
Schedule 4	[***]	4-1
Schedule 5	Leases	5-1
Schedule 6	Tranche 1 Aircraft	6-1
Schedule 7	Specified Debt	7-1

EXHIBITS

Exhibit A	Aircraft Acceptance Certificate	A-1
Exhibit B	Bill of Sale	B-1
Exhibit C	Form of Lease Assignment	C-1

-iii-

AIRCRAFT PURCHASE AGREEMENT

AIRCRAFT PURCHASE AGREEMENT, dated as of September 27, 2022 (this “Agreement”), among Mesa Airlines, Inc., a Nevada corporation having its principal office at 410 North 44th Street, Suite 700, Phoenix, Arizona 85008 (“Seller”), United Airlines, Inc., a Delaware corporation having its principal office at 233 South Wacker Drive, Chicago, Illinois 60606 (“Purchaser”), and, for certain provisions set forth in this Agreement, Mesa Air Group, Inc., a Nevada corporation having its principal office at 410 North 44th Street, Suite 700, Phoenix, Arizona 85008 (“Mesa Air Group” and together with Seller, “Mesa Parties,” and each individually, “Mesa Party”). Purchaser, Mesa Air Group and Seller may be referred to herein individually as a “Party” and, collectively, as the “Parties.”

WITNESSETH

WHEREAS, Seller is the owner of certain Aircraft (as defined below);

WHEREAS, Seller desires to sell, and Purchaser desires to purchase, such Aircraft;

WHEREAS, the Parties now desire to enter into a definitive agreement pursuant to which Seller will sell to Purchaser, and Purchaser will purchase from Seller, the Aircraft; and

WHEREAS, concurrently with the Closing Date with respect to each Aircraft under this Agreement, Seller and Purchaser desire to enter into a lease assignment and assumption agreement with respect to each such Aircraft effective as of such Closing Date pursuant to which Seller will assign to Purchaser the Lease related thereto (each such agreement, a “Lease Assignment” and together with this Agreement, the “Definitive Documentation”);

NOW, THEREFORE, for good and valuable consideration, the receipt, validity, and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1. Definitions. For all purposes of this Agreement, capitalized terms used herein and not otherwise defined have the meanings given to them in Schedule 1 attached hereto.

Section 1.2. Interpretation. All references in this Agreement to Exhibits, Appendices, Schedules, Articles, Sections, paragraphs, subsections, and other subdivisions refer to the corresponding Exhibits, Appendices, Schedules, Articles, Sections, paragraphs, subsections, and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, paragraphs, subsections, or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder,” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection, or other subdivision unless expressly so limited. The words “this Article,” “this Section,” and “this subsection,” and words of similar import, refer only to the Article, Section, or subsection hereof in which such words occur. The word “including” (in its various forms) means “including without limitation”. All references to “$” or “dollars” shall be deemed references to United States Dollars. Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender, and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Appendices, Schedules, and Exhibits referred to herein are attached hereto. Except as otherwise provided in this Agreement, any reference herein to any law shall be construed as referring to such law as amended, modified, codified, or reenacted, in whole or in part, and in effect from time to time, and references to particular provisions of a law include a reference to the corresponding provisions of any prior or succeeding law, and any reference herein to a document includes that document as amended from time to time in accordance with its terms, and any document entered into in substitution or replacement therefor. Any reference to an amendment includes a supplement, novation, or re-enactment, and “amended” is to be construed accordingly. The word “extent” in the phrase “to the extent” means the degree to which a subject or other theory extends, and such phrase shall not simply mean “if”. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and Business Days refer to days that are Business Days in each of Chicago, Illinois and New York City, New York. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Time shall be of the essence in this Agreement. Any reference to any federal, state, local, or foreign law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context shall otherwise require. Reference herein to “federal” shall be construed as referring to U.S. federal.

ARTICLE II

SALE AND PURCHASE OF AIRCRAFT

Section 2.1. Sale and Purchase of Aircraft; Assignment of Lease. With respect to each Aircraft, Seller agrees to sell, and Purchaser agrees to buy, such Aircraft in each case upon and subject to the terms and conditions of this Agreement. The aggregate consideration payable with respect to each Aircraft on the Closing Date of such Aircraft will be the Purchase Price; provided that, the payment of the applicable Purchase Price or portion thereof shall be in accordance with the applicable provisions of this Agreement, including ARTICLE III and ARTICLE IX. In addition, on the Closing Date with respect to each Aircraft:

(a)Seller shall, by execution and delivery of a Bill of Sale, sell to Purchaser outright and unconditionally good and marketable title in and to the Aircraft, free and clear of all Liens except Permitted Liens.

(b)Concurrently with Seller’s delivery to Purchaser of an executed Bill of Sale, Purchaser shall accept delivery of the Aircraft, and Purchaser shall execute and deliver an Aircraft Acceptance Certificate in respect of such Aircraft.

(c)With respect to each Aircraft, concurrently with the Closing of the sale and purchase of such Aircraft under this Agreement, Seller, Purchaser and [***] will consummate a Lease Assignment with respect to each such Aircraft, among other things, pursuant to which the Purchaser will be substituted as the “Lessor” under the Lease applicable to such Aircraft.

(d) [***]

ARTICLE III

PURCHASE PRICE AND PAYMENTS

Section 3.1.Calculation of Purchase Price.

(a)The aggregate consideration payable by Purchaser to Seller at the Closing for each Aircraft shall be equal to [***] The Base Purchase Price for a particular Aircraft [***] is referred to in this Agreement as the “Purchase Price”.

(b)If the Closing Date in respect of an Aircraft occurs after [***] (the “Economic Closing Date [***]

Section 3.2.Deposit; Deposit Return; Escrow Agreement.

(a)Within [***] following the date on which both Parties have executed this Agreement, [***] for each Aircraft with respect to which Closing has occurred prior to the end of such [***] period. With respect to each Aircraft, such Deposit shall be refundable in whole or in part as set forth below in this Section 3.2; provided that, for all purposes of this Agreement, a reference to the Deposit with respect to an Aircraft (including any associated terms and conditions with respect to the return of the Deposit with respect to a particular Aircraft) shall be deemed to refer only to the $[***] portion of the Deposit applicable to such particular Aircraft [***]

(b)[***]

(c)Each of the following shall constitute a “Deposit Return Event” with respect to an Aircraft (it being understood that a Deposit Return Notice may, but shall not be required to, apply to more than one Aircraft):

(i)[***]

(ii)[Intentionally Blank];

(iii)[***]

(iv)[***]

(v)in the event that a bankruptcy case or bankruptcy proceeding is commenced by or against the [***] Seller, or Mesa Air Group; or

(vi)in the event that Purchaser has terminated this Agreement with respect to such Aircraft pursuant to Section 4.5.

(d)If a valid written notice of termination of this Agreement with respect to any Aircraft is submitted pursuant to Section 13.1(c), then, in addition to any rights or remedies available to Purchaser at Law or in equity (subject to any limitations on such rights and remedies as are expressly set out in this Agreement), [***]

(e)[***]

(f)[***]

ARTICLE IV

INSPECTION

Section 4.1.  Purchaser’s Right to Inspection. Prior to the Closing Date of each Aircraft, Seller shall, subject to the proviso in Section 4.3, make the Aircraft available to allow Purchaser to inspect such Aircraft, including the Data, in order to confirm, without limitation, the completeness and airworthiness of the Aircraft, the accuracy of the representations and warranties of the Mesa Parties set forth in Section 10.1 with respect to the Aircraft, and to review the compliance by Seller with its covenants and agreements hereunder with respect to the Aircraft. The provisions below in this ARTICLE IV shall not, subject to the proviso in Section 4.3, limit the generality of the foregoing sentence.

Section 4.2. Data. Prior to the Closing Date of each Aircraft, Purchaser shall be entitled to inspect the Data for such Aircraft (the “Data Inspection”), and, in furtherance of the same, Seller shall (i) make available to Purchaser all Data for such aircraft that is in Seller’s possession and (ii) use commercially reasonable efforts to cause the [***] to make available to Purchaser any and all Data for such Aircraft that are both (x) not in Seller’s possession and (y) reasonably available to the [***]. From and after the Closing with respect to each Aircraft and until the [***]thereafter, Seller shall use commercially reasonable efforts to assist Purchaser with Purchaser’s reasonable requests regarding the Data for the applicable Aircraft or the contents thereof, including providing all maintenance records in Seller’s possession as to such Aircraft and any components thereof (in each case whether or not constituting Data for such Aircraft) and seeking to obtain from the [***] records that are not in Seller’s possession.

Section 4.3. Physical Inspection. Prior to the Closing Date of each Aircraft, Purchaser shall have the right to conduct an inspection of such Aircraft, limited to a “walk around” inspection level of access where no panels requiring tools may be opened (the “Physical Inspection” and together with “Data Inspection,” the “Inspection”). To facilitate such inspection by Purchaser, Seller shall, for each Aircraft, arrange such Physical Inspection by Purchaser for each Aircraft at the applicable Delivery Location, and, as to the Aircraft other than the Tranche 1 Aircraft, Seller shall use commercially reasonable efforts to cause [***] to make each such Aircraft available for Physical Inspection and its related Data available for Data Inspection, in each case, no later than [***]; provided that, Seller’s obligations to arrange such Physical Inspection and Data Inspection is (i) acknowledged by the Parties to be subject to the cooperation of [***] and the Purchaser and that both Seller and Purchaser shall use commercially reasonable efforts to procure such cooperation from [***] and (ii) is subject to Section 4.4.

Section 4.4.  Access to Data and Aircraft. Seller shall provide access to the Aircraft (subject to the proviso in Section 4.3) for Purchaser’s Inspection as and when available to avoid any unreasonable disruption to the [***] service operations for Purchaser (the existence of any such disruption to be reasonably determined by Purchaser) and, with Purchaser’s prior written consent, may occur during night stops or short flight operational turnarounds. Purchaser agrees to make its applicable representatives available for such Inspection as and when reasonably required to accommodate the schedule of the Aircraft and the [***]. Any such Inspection shall be subject to the applicable terms and conditions of this Agreement and the applicable Lease. The Parties shall cooperate reasonably to consider extensions to the timeframe for completing the Inspection for an Aircraft or its related Data if the availability of such Aircraft, components thereof, or the Data is adversely impacted by circumstances beyond the Parties’ or the [***] reasonable control or by the [***] lack of cooperation to make the same reasonably available. With respect to each Aircraft, including Data, Purchaser shall use commercially reasonable efforts to cause such Inspection to be completed by the later of (i) the date falling [***] following the date Seller has caused [***] to provide access to all Data for such Aircraft and (ii) the [***] following the date on which Purchaser has been furnished actual physical access to the Aircraft by either Seller or the [***]

Section 4.5. Post-Inspection. With respect to each Aircraft inspected by Purchaser in accordance with the foregoing provisions of this ARTICLE IV, Purchaser shall notify Seller in writing no later than [***] following completion of the Inspection of such Aircraft of either (a) Purchaser’s satisfaction with such Inspection or (b) any concerns arising from such Inspection which may prevent Purchaser from accepting such Aircraft. If no such notification is received by Seller within such time period or, if Purchaser has been given a reasonable opportunity to inspect such Aircraft in accordance with the foregoing provisions of this Article IV and Purchaser does not complete the Inspection within the time frame set out in the last sentence of Section 4.4 (subject to any extension thereof agreed by Purchaser and Seller in writing), then Purchaser shall be deemed to have completed the Inspection in respect of such Aircraft to Purchaser’s satisfaction. If such notification is received by Seller within such time period and Purchaser notes any material concerns in such notification, then Seller and Purchaser shall discuss in good faith the resolution of any such concerns. If Seller does not resolve the material concerns raised by Purchaser in such notification in a manner reasonably acceptable to Purchaser on or prior to the [***] following Purchaser’s delivery of such notification, then Purchaser may terminate this Agreement in respect of such Aircraft, and the applicable Deposit refund provisions of Section 3.2 shall apply. Notwithstanding the foregoing provisions of this Section 4.5, Purchaser acknowledges and agrees that the Unserviceable Engines are in unserviceable or runout condition (as applicable) and that (i) such condition shall not be the basis upon which Purchaser may note a “material concern” or decline to accept the Unserviceable Engines and (ii) subject to and without limiting Section 5.2, Seller shall not be required to take any remedial actions with respect to the Unserviceable Engines.

ARTICLE V

DELIVERY OF AIRCRAFT; CLOSING DATE; EXCLUSIVITY; MANUFACTURER

AND VENDOR WARRANTIES

Section 5.1.  Condition. Each Aircraft shall be delivered by Seller and accepted by Purchaser at the Closing for such Aircraft in the condition and subject to the disclaimers and agreements set forth in Section 16.1.

Section 5.2. Delivery Location of Aircraft; Location and Placement of In-Scope Engines at Closing.

(a)With respect to each Aircraft, Seller shall cause such Aircraft to be located in Kingman, Arizona at the Closing for such Aircraft at an address to be designated by Purchaser by written notice delivered to Seller no later than [***] prior to such Closing (the “Delivery Location”) or, if the Seller notifies Purchaser that delivery to such location is not possible, then at such other location designated by Purchaser and such other location, if any, shall instead be the “Delivery Location”; provided, however, that (x) with respect to the STL Engines, the Delivery Location shall instead be in St. Louis, Missouri at an address to be designated by Purchaser by written notice delivered to Seller no later than [***] prior to the Closing for the Aircraft applicable to such STL Engines, and (y) with respect to the GE Engine, subject to Section 5.2(d), the Delivery Location shall instead be in Houston, Texas (with further delivery thereafter to IGM as provided in Section 5.2(d)). Seller’s obligation to cause each Aircraft (including its associated In-Scope Engines) to be located at the applicable Delivery Location in accordance with this Section 5.2 is acknowledged by the Parties to be subject to the cooperation of [***] and that Seller and Purchaser shall each use commercially reasonable efforts to procure such cooperation from [***] and to cause [***] to position each Aircraft (including its associated In-Scope Engines) at such Delivery Location; provided that, such positioning does not cause unreasonable disruption to [***]operations thereof, as reasonably determined by Purchaser.

(b)[***]

(c)With respect to each Aircraft, if, despite the use of commercially reasonable efforts required by Section 5.2(b)(ii), Seller is unable to cause [***] then (i) without limitation of any provision of ARTICLE VI, ARTICLE VII, ARTICLE VIII and ARTICLE IX (other than any requirements thereof that are not satisfied as a consequence [***] the Parties shall proceed to the Closing of such Aircraft, (ii) Seller (and each of Seller’s agents, contractors, and representatives) is hereby authorized by Purchaser to and shall[***], but in no event later than [***] following the Closing of such Aircraft, and (iii) Seller shall indemnify and hold harmless the Purchaser Indemnified Parties, and each of them, from and against any and all claims not covered by available insurance incurred or suffered by, asserted against, charged to, or recoverable from any of the Purchaser Indemnified Parties and which arise to any extent out of or are in any manner connected [***] in each case whether or not caused by a Mesa Party’s breach of this Agreement but expressly excluding any claims caused by the gross negligence or willful misconduct of any Purchaser Indemnified Party.

(d)With respect to the GE Engine, the Parties acknowledge and agree that the HPT is currently, and is expected to be at the Closing for the Aircraft associated with such GE Engine,

under repair at GE Engine Services Strother, 7577 4th Avenue, Strother Field Industrial Park, Arkansas City, Kansas 67005 (the “GE Facility”) pursuant to repair order number 322012381. Notwithstanding the foregoing, Purchaser shall take title to the entire GE Engine (including the HPT associated therewith) at the Closing for the Aircraft associated with such GE Engine. As soon as practicable following the Closing with respect to such Aircraft, but in no event more than [***] thereafter or such later date that is [***] after the date on which repair of the HPT has been completed by GE Facility and Seller has received possession thereof, Seller (and each of Seller’s agents, contractors and representatives) is hereby authorized by Purchaser to and shall, [***] cause the HPT to be reinstalled in the GE Engine and to thereafter promptly deliver the same to IGM. Seller shall notify the GE Facility and any and all applicable vendors that Purchaser has taken title to such HPT as of such Closing. Seller shall indemnify and hold harmless the Purchaser Indemnified Parties, and each of them, from and against any and all claims not covered by available insurance incurred or suffered by, asserted against, charged to, or recoverable from any of the Purchaser Indemnified Parties and which arise to any extent out of or are in any manner connected with Seller’s obligations under this Section 5.2(d) but expressly excluding any claims caused by the gross negligence or willful misconduct of any Purchaser Indemnified Party.

Section 5.3.Scheduled Closing Date; Closing Date; Certain Costs and Expenses.

(a)With respect to the Tranche 1 Aircraft, the Closing shall occur by teleconference and electronic exchange of documents on the [***] following full satisfaction or waiver of all of the conditions precedent set forth in ARTICLE VI and ARTICLE VII of this Agreement (other than those that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction of those conditions at Closing, or the waiver of those conditions at Closing by the Party in whose favor any such condition runs). With respect to each Aircraft other than the Tranche 1 Aircraft, Purchaser and Seller shall mutually agree on the scheduled Closing Date therefor, provided that such scheduled Closing Date shall not be fewer than [***] following the date that the Aircraft [***] is at the Delivery Location and available for Physical Inspection but without limiting any of Purchaser’s rights or remedies under ARTICLE IV as to such Aircraft.

(b)The Closing with respect to each Aircraft shall, subject to the terms and conditions of this Agreement including ARTICLE VI and ARTICLE VII hereof, occur on the applicable Closing Date for such Aircraft. All actions that will be taken and all documents that will be executed and delivered by the Parties at each Closing will be deemed to have been taken and executed simultaneously, and no action will be deemed taken nor any document executed and delivered until all such actions have been taken, and all such documents have been executed and delivered.

Section 5.4.  Final Closing Date. The Parties shall use commercially reasonable efforts to cause the Closing of each Aircraft to occur on or prior to [***] or such other date as may be mutually agreed in writing by the Parties (the “Final Closing Date”). If the Closing in respect of any Aircraft has not occurred prior to the Final Closing Date, then Purchaser shall have the right (except in any circumstance with respect to which Seller is entitled to terminate this Agreement under Section 12.2 due to a default by Purchaser that has not been cured in accordance therewith), exercisable by written notice to Seller, to terminate its obligations in the Definitive Documentation with respect to such Aircraft upon which Section 3.2 shall apply.

Section 5.5. Exclusivity. Each Mesa Party shall not, and shall cause its subsidiaries and affiliates not to, (a) solicit, encourage, or initiate the submission of proposals or offers from, (b) furnish or provide any confidential or non-public information to, (c) participate in discussions or negotiations with, or (d) enter into any agreement, arrangement, or understanding with, any person (other than Purchaser and its affiliates and representatives), in each case of the foregoing clauses (a) through (d) concerning the sale, transfer or disposition of any Aircraft, or any portion thereof, or any rights relating thereto [***] Immediately upon the execution and delivery of this Agreement, each Mesa Party shall, and shall cause its subsidiaries and affiliates to, (x) cease and terminate any and all existing discussions and/or negotiations with any person (other than Purchaser and its affiliates and representatives) regarding or relating in any way to any sale, transfer or disposition of the Aircraft or any rights relating [***] and (y) close access to any and all data rooms (virtual or otherwise) to any such persons.

Section 5.6. Manufacturer and Vendor Warranties. Seller hereby sells, transfers, assigns, and conveys, in each case effective as of the Closing Date with respect to each Aircraft, to Purchaser, any rights and benefits with respect to such Aircraft under any and all of the following, in each case which are capable of being assigned to Purchaser: (i) credit memos issued for parts and equipment for the Aircraft issued by the manufacturer, and (ii) warranties and service life policies of the Airframe manufacturer, Engine manufacturer, In-Scope Engine manufacturer, and any vendor or supplier.

Section 5.7.  Payoff Letters. [***]

ARTICLE VI

CONDITIONS PRECEDENT – SELLER

Section 6.1. Conditions Precedent to Sale of Each Aircraft. The obligation of Seller to transfer to Purchaser each Aircraft on its Closing Date is subject to satisfaction of the following conditions precedent on or prior to such Closing Date with respect to each Aircraft to be delivered at such Closing:

(a)The representations and warranties of Purchaser hereunder shall be true and accurate in all material respects as of the Closing Date with respect to each Aircraft (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date);

(b)Purchaser shall have performed and observed, in all material respects, all of its covenants, obligations, and agreements in the Definitive Documentation which are to be observed or performed by it as of such Closing Date with respect to each Aircraft;

(c)Seller shall have received Purchaser’s closing deliverables listed in Section 9.1 with respect to each Aircraft applicable to such Closing;

(d)As to each Aircraft subject to such Closing, the amounts payable by Purchaser in accordance with Section 9.1(b) pursuant to each Payoff Letter(s) with respect to each Aircraft applicable to such Closing shall have been received in full by the party(ies) entitled to receive such amounts;

(e)Purchaser shall have paid the Deposit to the Escrow Agent in accordance with Section 3.2(a);

(f)No change shall have occurred after the date of execution of this Agreement in any applicable Law that makes it a violation of Law for Purchaser or Seller to execute, deliver, and perform its obligations under the Definitive Documentation;

(g)No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment, or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin, or prevent the completion and consummation of Definitive Documentation or the transactions contemplated hereby or thereby, including the leasing of any Aircraft;

(h)All appropriate action required to have been taken prior to the Closing Date with respect to each Aircraft applicable to such Closing by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by this Agreement with respect to each such Aircraft shall have been taken, and all orders, permits, waivers, authorizations, exemptions, and approvals of such entities required to be in effect on the Closing Date with respect to each Aircraft applicable to such Closing in connection with the transactions contemplated by this Agreement with respect to such Aircraft shall have been issued; and

(i)Each FAA Release(s), each Lease Assignment shall be duly executed by Purchaser and [***] and the FAA registration application shall be duly executed by Purchaser, in each case relating to the Aircraft applicable to such Closing, and such documents shall be in proper form for filing with the FAA and in receipt of FAA Counsel, in each case as confirmed by FAA Counsel.

Section 6.2.Waiver of Conditions Precedent. The conditions precedent specified in Section 6.1 are for the sole benefit of Seller and may only be waived, in whole or in part, and with or without condition, by Seller.

ARTICLE VII

CONDITIONS PRECEDENT – PURCHASER

Section 7.1. Conditions Precedent to Purchase of Aircraft. The obligation of Purchaser to purchase each Aircraft on its Closing Date is subject to satisfaction of the following express conditions precedent on such Closing Date with respect to each Aircraft to be delivered at such Closing:

(a)The representations and warranties of Seller hereunder shall be true and accurate in all material respects as of the Closing Date with respect to each Aircraft (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate in all material respects as of such specified date);

(b)Seller shall have performed and observed, in all material respects, all of its covenants, obligations, and agreements in the Definitive Documentation which are to be observed or performed by it as of such Closing Date with respect to each Aircraft applicable to such Closing;

(c)Purchaser shall have received Seller’s closing deliverables listed in Section 8.1 with respect to each Aircraft applicable to such Closing;

(d)Purchaser and its representatives shall have had the opportunity to conduct the Inspection pursuant to ARTICLE IV;

(e)No change shall have occurred after the date of execution of this Agreement in any applicable Law that makes it a violation of Law for Purchaser or Seller to execute, deliver, and perform its obligations under the Definitive Documentation;

(f)No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment, or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin, or prevent the completion and consummation of the Definitive Documentation or the transactions contemplated hereby or thereby, including the leasing of any applicable Aircraft;

(g)All appropriate action required to have been taken prior to the Closing Date with respect to each Aircraft by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by the Definitive Documentation shall have been taken, and all orders, permits, waivers, authorizations, exemptions, and approvals of such entities required to be in effect on the Closing Date with respect to each Aircraft applicable to such Closing in connection with the transactions contemplated by this Agreement with respect to such Aircraft shall have been issued;

(h)There shall be no event or occurrence that gives rise to, or that would reasonably be expected to give rise to with the passage of time, any right of Purchaser to terminate the CPA under Section 8.2(a), Section 8.2(b), or Section 8.2(f) of the CPA;

(i)There shall be no event or occurrence that gives rise to, or that would reasonably be expected to give rise to, with the passage of time, either (x) any default, event of default, or breach under any Debt Instrument relating to such Aircraft or (y) any acceleration of payment obligations under any Debt Instrument relating to such Aircraft;

(j)On the Closing Date with respect to each Aircraft applicable to such Closing, no event shall have occurred and be continuing, or would result from the Lease of such Aircraft to be purchased on such date, which constitutes, or would reasonably be expected to constitute with the passage of time, an Event of Default under the Lease applicable to such Aircraft;

(k)There has not been any bankruptcy case or bankruptcy proceeding commenced by or against Seller, Mesa Air Group, or the [***]

(l)Purchaser (as the successor “Lessor” under the applicable Lease after giving effect to the applicable Lease Assignment with respect to such Aircraft) shall be entitled to the benefits and protections of Section 1110 (as currently in effect) with respect to each Aircraft purchased on its Closing Date in the event of a case under Chapter 11 of the Bankruptcy Code in which [***] is a debtor;

(m)On the Closing Date with respect to each Aircraft (a) the FAA Filed Documents with respect to the Aircraft to be purchased on such date shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Act, (b) the International Interest created under each Lease Assignment with respect to each Aircraft in the Airframe and In-Scope Engines shall have been (or shall be in the process of being) registered with the International Registry, and (c) each Financing Statement with respect to the Lease for such Aircraft shall have been duly filed (or shall be in the process of being so duly filed) by Purchaser in the appropriate jurisdiction;

(n)Purchaser shall be satisfied that the sale of the Aircraft applicable to such Closing to Purchaser will not give rise to any Taxes for which Purchaser may be liable;

(o)Purchaser shall have received priority search certificates with respect to such Aircraft and a print out of the “closing room” from the International Registry reflecting that the only existing International Interests with respect to such Aircraft are in favor of the “secured party” in relation to the Debt for such Aircraft and with respect to the Lease for such Aircraft and confirmation that such “secured party” has consented to discharge all existing International Interests with respect to which it holds the right to discharge upon receipt of the Purchase Price of such Aircraft; and

(p)With respect to each Aircraft applicable to such Closing, (i) Seller shall have delivered a true and complete fully executed copy of the applicable Lease, (ii) other than pursuant to the applicable Lease Assignment or otherwise with the prior written consent of Purchaser, there shall have been no amendment, modification, or termination of the Lease applicable to such Aircraft, and (iii) the Lease applicable to such Aircraft shall remain in full force and effect.

Section 7.2.  Waiver of Conditions Precedent. The conditions precedent specified in Section 7.1 are for the sole benefit of Purchaser and may only be waived or deferred, in whole or in part, and with or without condition, by Purchaser.

ARTICLE VIII

CLOSING DELIVERABLES – SELLER

Section 8.1. Seller’s Closing Deliverables. At the Closing for each Aircraft, Seller shall deliver, or cause to be delivered, to Purchaser (or its designee) or, if applicable, to the FAA Counsel, the following with respect to each Aircraft applicable to such Closing:

(a)Confirmation that each applicable Aircraft and each of the associated In-Scope Engines is at the applicable Delivery Location in accordance with Section 5.2;

(b)Duly executed counterpart signatures from each of Seller and each applicable affiliate of Seller to the Transaction Documents required to be executed by Seller or its affiliates for the Aircraft applicable to such Closing (including the Lease Assignment with respect to each applicable Aircraft);

(c)An Officer’s Certificate of Seller, dated as of such Closing Date, certifying to the satisfaction in full of the conditions precedent set forth in clauses Section 7.1(a) and Section 7.1(b) of Section 7.1;

(d)(i) Evidence that the applicable Aircraft shall be, at the time of title transfer, free and clear from any and all Liens and interests, other than Permitted Liens (including evidence of termination of all UCCs recorded with respect to any Mesa Party or any affiliate thereof), and (ii) releases of prior recorded Liens and International Interests with respect to such Aircraft;

(e)Confirmation (including oral confirmation during the “closing call”) from the holders of the Liens over the applicable Aircraft that such holders are prepared to release all of their respective Liens on such Aircraft upon receipt of the amount necessary to repay the Debt for such Aircraft in accordance with the applicable Payoff Letter(s);

(f)[Intentionally Blank];

(g)Correct copies of the bills of sale pursuant to which Seller took title to each Aircraft applicable to such Closing;

(h)The broker’s report and insurance certificates required by each Lease with respect to each Aircraft;

(i)Consents from Seller necessary to permit all relevant International Registry registrations to be made immediately following the delivery of the Bill of Sale by Seller to Purchaser to reflect the interests of Purchaser in and to each applicable Airframe and each associated In-Scope Engine;

(j)a non-accident and non-incident statement or letter issued by the [***]; and

(k)Duly executed release instructions to the Escrow Agent for the release to Seller of the portion of the Deposit, if any, applicable to such Aircraft.

ARTICLE IX

CLOSING DELIVERABLES – PURCHASER

Section 9.1. Purchaser’s Closing Deliverables. At the Closing for each Aircraft, Purchaser shall deliver, or cause to be delivered, to Seller or, if applicable, to the FAA Counsel, or, to such other Person(s) as set forth below, the following with respect to each Aircraft applicable to such Closing:

(a)Duly executed counterpart signatures from Purchaser to the Transaction Documents required to be executed by Purchaser for the Aircraft applicable to such Closing (including the Lease Assignment with respect to each applicable Aircraft);

(b)As to each Aircraft subject to such Closing, an amount in cash equal to the Purchase Price, by wire transfer of immediately available funds apportioned (i) to an account and in such amount specified in the applicable Payoff Letter(s) in respect of such Aircraft and (ii) to Seller’s Account in an amount equal to the balance of the Purchase Price remaining after subtracting the amount payable pursuant to clause (i) of this Section 9.1(b);

(c)An Officer’s Certificate of Purchaser, dated as of such Closing Date, certifying to the satisfaction in full of the conditions precedent set forth in clauses Section 6.1(a) and Section 6.1(b) of Section 6.1;

(d)[Intentionally Blank];

(e)A certificate of insurance satisfactory to Seller evidencing the insurance required under this Agreement; and

(f)Duly executed release instructions to the Escrow Agent for the release to Seller of the portion of the Deposit, if any, applicable to the Aircraft subject to such Closing.

ARTICLE X

REPRESENTATIONS AND WARRANTIES OF THE MESA PARTIES

Section 10.1. Representations and Warranties of Each Mesa Party. Each Mesa Party represents and warrants to Purchaser as of the date of this Agreement and the Closing Date with respect to each Aircraft as follows:

(a)Such Mesa Party is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Nevada and has all the requisite corporate power and authority and holds all licenses, permits, and other required authorizations from governmental authorities necessary to conduct the business in which it is currently engaged, own, or hold under lease its properties, and enter into and execute, deliver, and perform its obligations under this Agreement. Such Mesa Party is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature and extent of the business conducted by it, or the ownership of its properties, requires such qualification, except where the failure to be so qualified would not give rise to a Material Change to it;

(b)Such Mesa Party has taken, or caused to be taken, all necessary action within its organization to authorize the execution and delivery of this Agreement, and the performance of its obligations hereunder. This Agreement constitutes the legal, valid, and binding obligation of such Mesa Party, enforceable against such Mesa Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law);

(c)The execution and delivery by such Mesa Party of this Agreement, the performance by it of its obligations hereunder, and the consummation by it of the transactions contemplated hereby, do not and will not (a) violate or conflict with any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of such Mesa Party, (b) violate any Law applicable to or binding on it, or (c) violate or constitute any default under (other than any violation or default that would not result in a Material Change to it), or result in the creation of any Lien (other than a Permitted Lien) upon any applicable Aircraft under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan, or other material agreement, instrument or document to which such Mesa Party is a party or by which such Mesa Party or any of its properties is bound;

(d)The execution and delivery by it of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of such Mesa Party or (b) any Government Entity, other than the filing of (x) the FAA Filed Documents and with respect to each Lease Assignment for each Aircraft, the Financing Statements (and UCC continuation statements periodically) (and the registrations with the International Registry with respect to each Aircraft) and (y) filings, recordings, notices or other ministerial actions pursuant to any routine recording, contractual, or regulatory requirements applicable to it;

(e)As of the date of this Agreement and prior to the [***] before the Closing Date of each Aircraft, there is no action, claim, arbitration, administrative or other proceeding, governmental investigation, or inquiry pending or, to the Actual Knowledge of such Mesa Party, threatened against such Mesa Party or its affiliates or, to the Actual Knowledge of Seller, pending or threatened, against [***], before any court, governmental body, arbitration board, tribunal, or administrative agency, in each case, that would either (x) be reasonably likely to affect such Mesa Party or its affiliates, or (y) result in a Material Change to such Mesa Party or affect the performance by Seller of its obligations under this Agreement or the consummation of the transactions contemplated hereby;

(f)The audited consolidated balance sheet of Seller with respect to Seller’s most recent fiscal year included in Seller’s most recent annual or quarterly report of financial condition provided to Purchaser (or otherwise reported to applicable Government Entities) and the related consolidated statements of operations and cash flows for the period then ended have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of Seller and its consolidated subsidiaries as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no material adverse change in such financial condition or operations of Seller, except for matters disclosed in the financial statements referred to above;

(g)Except for (a) the registration of each Aircraft with the FAA pursuant to the Act in the name of Purchaser, (b) the filing for recordation (and recordation) of the FAA Filed Documents pursuant to the Act, (c) the filing with the FAA pursuant to the FAA Regulations of an AC Form 8050-135 with respect to the Contract of Sale from Seller to Purchaser and the International Interest of Purchaser in each Airframe and In-Scope Engine under each Lease Assignment with respect to each Aircraft, (d) the registration of such Contract of Sale and International Interest with the International Registry, and (e) the filing of the Financing Statements (and continuation statements relating thereto at periodic intervals), no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the UCC) is necessary in order to establish and perfect the right, title, or interest of Purchaser in each Aircraft, as against Seller and any other person, in each case, in any applicable jurisdiction in the United States;

(h)(i) other than Specified Debt applicable to such Aircraft, there is no Debt in respect of such Aircraft, (ii) upon the extinguishment of the Debt set out in the Payoff Letters, there will be no Debt in respect of the Aircraft to which such Payoff Letters relate, and (iii) immediately prior to the Effective Time, Seller will have good and marketable title to the Aircraft (each component thereof) then being sold by it, free and clear of all Liens other than (x) Permitted Liens (y) Liens to be released at the Effective Time pursuant to the FAA Releases and the applicable Payoff Letter(s), and (z) Liens to be discharged on the International Registry at the Effective Time;

(i)Such Mesa Party has not taken any action in connection with the sale of any Aircraft to Purchaser under this Agreement that would entitle any person to the payment of a brokerage, finder’s, or other fee or commission fee in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Seller;

(j)Seller is the owner of the Aircraft;

(k)Except for the financing documents relating to each Aircraft that will be terminated prior to or at the Closing of such Aircraft, the Leases constitute all of the agreements to which the Aircraft are subject that purport to lease, permit the operation of, assign, transfer, dispose of, or transfer all or any portion of the Aircraft, and Seller has delivered, or will deliver promptly after the Closing of such Aircraft, to Purchaser true and complete copies of all of the Leases relating to such Aircraft;

(l)Neither such Mesa Party nor [***] is in breach or default under the Lease applicable to any Aircraft;

(m)Seller, as lessor, has not taken any steps to assign or make available to [***] per the requirements of Article 14 of each Lease the benefit of any remaining warranties with respect to the Aircraft and other equipment subject to such Lease;

(n)[***]

(o)Other than those granted to Purchaser pursuant to this Agreement, there are no agreements, arrangements, or understandings granting any person a right to purchase (including rights of first of refusal, options, or similar rights) any portion of any Aircraft;

(p)The Seller has a valid business reason to undertake the sale and transfer of the Aircraft and the assignment of the Leases for such Aircraft, and it has concluded that the Purchase Price for each Aircraft payable pursuant to this Agreement represents reasonably equivalent value for the purchase of Aircraft and assignment of the Leases. Seller is not entering into this Agreement with the actual intent to hinder, delay, or defraud either present or future creditors, nor would the consummation of the transactions hereunder reasonably be expected to give rise to a claim of “fraudulent conveyance” or similar creditors’ claims.

(q)The transfer of Aircraft by the Seller under this Agreement is not being made for or on account of an antecedent debt owed by Seller to Purchaser.

Section 10.2. Seller Acknowledgements. Seller acknowledges that Purchaser is entering into this Agreement and the other Transaction Documents to which it is a party in reliance upon theaccuracy of each of the representations and warranties contained in Section 10.1, which representations and warranties have been given by Seller so as to induce Purchaser to enter into this Agreement and the other Transaction Documents.

ARTICLE XI

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Section 11.1. Purchaser Representations and Warranties. Purchaser represents and warrants to Seller as of the date of this Agreement and each Closing Date with respect to each Aircraft as follows:

(a)Purchaser is a corporation duly incorporated, validly existing, and in good standing under the Laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(b)Purchaser has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations thereunder, and this Agreement constitutes the legal, valid, and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law);

(c)The execution and delivery by Purchaser of this Agreement, the performance by Purchaser of its obligations hereunder, and the consummation by Purchaser of the transactions contemplated hereby do not and will not (a) violate or conflict with any provision of the Certificate of Incorporation or By-Laws of Purchaser, or (b) violate any Law applicable to or binding on it; and

(d)The execution and delivery by Purchaser of this Agreement, the performance by Purchaser of its obligations hereunder, and the consummation by Purchaser of the transactions contemplated hereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of (a) any trustee or other holder of any Debt of Purchaser and (b) any Government Entity, other than the filing of the FAA Filed Documents with respect to each Aircraft (and the registrations with the International Registry with respect to each Aircraft) and the related Financing Statements (and UCC continuation statements periodically).

Section 11.2. Purchaser Acknowledgements. Purchaser acknowledges that Seller is entering into this Agreement and the other Transaction Documents to which Seller is a party in reliance upon the accuracy of each of the representations and warranties contained in Section 11.1, which representations and warranties have been given by Purchaser so as to induce Seller to enter into this Agreement and the other Transaction Documents.

ARTICLE XII

EVENTS OF DEFAULT

Section 12.1. Default of Seller.

(a)With respect to one or more Aircraft, the occurrence of one or more of the following events shall constitute a default by Seller hereunder:

(i)Seller’s failure to consummate the Closing of any Aircraft when required to do so in accordance with all applicable terms and conditions of this Agreement with respect to such Aircraft; or

(ii)Any Mesa Party’s failure to observe or perform any of its other material obligations under this Agreement.

For the avoidance of doubt, any Mesa Party shall not be in default of this Agreement under Section 12.1(a) as of any time at which the following are true: (1) such Mesa Party’s failure under Section 12.1(a)(i) or Section 12.1(a)(ii) is caused solely by the non-satisfaction of a condition precedent under ARTICLE VII, (2) as to each condition precedent that has not been satisfied as contemplated by the foregoing clause (1), each Mesa Party has used its commercially reasonable efforts to cause such condition precedent to be satisfied prior to the applicable Closing, (3) despite the commercially reasonable efforts referenced in the immediately foregoing clause (2), such condition precedent remains unsatisfied due solely to the failure of the [***] to cooperate with one or both of the Parties hereto.

(b)If any such default under Section 12.1(a) should occur and not be cured within the time period set forth below (if such default is curable), then Purchaser shall be entitled, in each case at Purchaser’s sole discretion so long as such default is then continuing, to elect one or more of the following, exercisable by delivering written notice to Seller immediately (if such default is not curable) or on the day immediately following the [***] after Seller’s receipt of written notice of such default (if such default is curable and has not been cured within such [***] period): (i) suspend performance under this Agreement with respect to, at Purchaser’s election, any or all of the Aircraft for which the Closing has not yet occurred, (ii) terminate this Agreement immediately with respect to, at Purchaser’s election, any or all Aircraft for which the Closing has not yet occurred upon written notice to Seller (but no notice prior thereto shall be required), (iii) exercise any other rights and remedies available to Purchaser at Law or in equity, subject to the limitations of liability set forth in Section 17.16; provided, however, that Purchaser shall not have any right of termination under this Section 12.1 if Purchaser is in default under Section 12.2. If any such default under Section 12.1(a)(i) should occur with respect to an Aircraft and Seller does not cure such default within the cure period specified therein, then, in addition to the rights set out above in this Section 12.1(b),   [***]

Section 12.2. Default of Purchaser.

(a)With respect to one or more Aircraft, the occurrence of one or more of the following events shall constitute a default by Purchaser hereunder:

(i)Purchaser’s failure to timely pay the Deposit to the Escrow Agent in accordance with Section 3.2(a); or

(ii)Purchaser’s failure to consummate the Closing of any Aircraft when required to do so in accordance with all applicable terms and conditions of this Agreement with respect to the applicable Aircraft; or

(iii)Purchaser’s failure to perform any of its other material obligations under this Agreement.

(b)If any such default under this Section 12.2 should occur and not be cured within the time period set forth below (if such default is curable), then Seller shall be entitled, at Seller’s sole discretion so long as such default is then continuing, to terminate this Agreement with respect to, at Seller’s election, any or all applicable Aircraft for which the Closing has not yet occurred by delivering written notice of termination to Purchaser immediately (if such default is not curable) or the day immediately following the [***] after Purchaser’s receipt of written notice of such default (if such default is curable and has not been cured within such [***] period):; provided, however, that Seller shall not have any right of termination under this Section 12.2 if Seller is in default under Section 12.1.

(c)In the event of a valid termination of this Agreement with respect to one or more Aircraft under this Section 12.2, Seller shall be entitled to receive the portion of the Deposit applicable to each of the Aircraft subject to such termination, and, in such case, each of Seller and Purchaser shall promptly, [***]

ARTICLE XIII

TERMINATION

Section 13.1. Grounds for Termination. This Agreement may be terminated at any time prior to the Last Closing Date as follows:

(a)in whole or in part, by mutual written consent of Seller and Purchaser;

(b)in whole (at the written election of the terminating Party), by either Seller or Purchaser, if there shall be any Law that makes consummation of the transactions contemplated hereby illegal or otherwise restrained, enjoined, or prohibited or if consummation of the transactions contemplated hereby would violate any final order, decree, or judgment of any court or governmental authority having competent jurisdiction;

(c)in accordance with Section 3.2(c), in the case of a Deposit Return Event as to an Aircraft; provided that (i) this Agreement shall automatically terminate with respect to the specific Aircraft to which the Deposit Return Event relates in respect of an Event of Loss (such termination being without prejudice to Purchaser’s continuing and surviving right to deliver a Deposit Return Notice with respect to such Aircraft) and (ii) may only be terminated with respect to the specific Aircraft to which such Deposit Return Event relates in the case of any Deposit Return Event under Section 3.2(c)(i) (with respect to termination by Purchaser due to Material Damage), Section 3.2(c)(iv) or Section 3.2(c)(vi);

(d)in whole or in part (at the written election of Purchaser), by Purchaser, pursuant to Section 12.1;

(e)in whole or in part (at the written election of Seller), by Seller, pursuant to Section 12.2;

(f)in whole or in part (at the written election of Purchaser), by Purchaser, if Seller isunable to resolve the material concerns that are raised in a notification to Seller by Purchaser in a manner reasonably acceptable to Purchaser regarding Purchaser’s satisfaction with the Inspection of each Aircraft pursuant to Section 4.5;

(g)in whole or in part (at the written election of Purchaser), by Purchaser, following any “Termination Event” under the CPA; and

(h)with respect to any Aircraft, by Seller or Purchaser, if the Final Closing Date has occurred but the Closing with respect to such Aircraft has not yet occurred (provided that a Party shall not be entitled to exercise the termination rights under this Section 13.1(h) if it is in default under ARTICLE XII).

Notwithstanding anything to the contrary in this Agreement, each right of termination hereunder shall only be with respect to Aircraft for which a Closing has not yet occurred.

Section 13.2. Effect of Termination. Notwithstanding anything to the contrary in this Agreement, (a) the Surviving Provisions shall survive the termination of this Agreement, and (b) the termination of this Agreement will not relieve any Party from (i) any liability for any default by such Party under ARTICLE XII occurring prior to termination, or (ii) fraud; provided however, that nothing in this Section 13.2 will limit Section 12.1(b), Section 12.2(c) or Section 17.16 of this Agreement.

ARTICLE XIV

LIABILITY INSURANCE

Section 14.1. Liability Insurance. For a period commencing on the Closing Date for each Aircraft and ending on the earlier of (a) the date on which such Aircraft is inducted for a C-Check (as defined in the relevant Lease) and (b) the date [***] after the Closing Date in respect of such Aircraft (such period, the “Tail Insurance Period”), Purchaser shall use commercially reasonable efforts to procure that [***] (so long as the Lease for such Aircraft remains in effect or any replacement lease for such Aircraft is entered into by Purchaser and [***] or any follow- on purchaser or [***] in respect of such Aircraft shall carry comprehensive aviation general third- party liability insurance, including products liability insurance, in an amount, for so long as the Aircraft is operating, not less than the amount set forth in the applicable Lease as at the applicable Closing Date for any one occurrence and in the aggregate for products liability; provided, however, that during any period during the Tail Insurance Period when such Aircraft is in storage and is not being operated, in any manner whatsoever, Purchaser shall, in lieu of carrying such insurance, carry (or cause [***] or any follow-on purchaser or [***] as applicable, to carry) insurance coverage customary for non-operational commercial passenger aircraft in respect thereof. Purchaser shall (in the case of insurance maintained by Purchaser), and shall use commercially reasonable efforts to cause [***] or any follow-on purchaser or [***] (as applicable) to, name Seller, Mesa Air Group, their respective affiliates and their respective officers, directors, shareholders, members, managers and employees as additional insureds under such liability insurance policies during such Tail Insurance Period. Seller shall receive an insurance certificate reasonably satisfactory to Seller evidencing such insurance coverage prior to the Closing Date in respect of such Aircraft and prior to any expiration or replacement of such insurance coverage thereafter during such Tail Insurance Period.

ARTICLE XV

TAXES AND INDEMNITY

Section 15.1. Taxes and Indemnity.

(a)Each Party is responsible for researching its own tax position in relation to the transactions contemplated by the Transaction Documents, at its own cost and for its sole benefit.

(b)Purchaser shall be responsible for and shall indemnify and shall hold Seller harmless (including any amount necessary to hold Seller harmless on an After-tax Basis) from and against any and all Taxes imposed on Seller, Purchaser, or the Aircraft in respect of the sale and purchase of the Aircraft pursuant to the transactions contemplated hereby but excluding any thereof which are imposed on, with reference to, or based upon, (x) Seller’s overall net income, gross receipts, profits, capital gains, or net worth by the relevant Government Entity in its country of organization, (y) Seller’s gross negligence or willful misconduct or (z) taxes imposed solely as a result of activities of Seller in the jurisdiction imposing the taxes that are unrelated to Seller’s dealings with Purchaser under this Agreement or the transactions contemplated by this Agreement.

(c)The Parties shall reasonably cooperate to deliver to each other such certifications and other documents as may be reasonably requested in order to avail themselves of any applicable exemption from Taxes.

ARTICLE XVI

WARRANTIES AND DISCLAIMERS

Section 16.1. Disclaimer.

(a)EXCEPT AS EXPRESSLY SET FORTH IN THE BILL OF SALE WITH RESPECT TO AN AIRCRAFT, AND WITHOUT LIMITING ANY OF THE RIGHTS OR REMEDIES OF PURCHASER UNDER THIS AGREEMENT, EACH AIRCRAFT IS BEING SOLD ON ITS RESPECTIVE CLOSING DATE TO PURCHASER IN “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” CONDITION WITHOUT ANY REPRESENTATION, GUARANTEE OR WARRANTY OF THE SELLER, MESA AIR GROUP OR ANY AFFILIATE OF THE SELLER OR OF MESA AIR GROUP EXPRESS OR IMPLIED, OF ANY KIND, ARISING BY LAW OR OTHERWISE AS TO THE CONDITION THEREOF; AND

(b)WITHOUT LIMITING THE GENERALITY OF Section 16.1(a), PURCHASER UNCONDITIONALLY AGREES THAT EACH AIRCRAFT, EACH IN-SCOPE ENGINE AND EACH PART THEREOF ARE TO BE SOLD AND PURCHASED IN AN “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” CONDITION AS AT THE RELEVANT DELIVERY DATE APPLICABLE THERETO, AND NO TERM, CONDITION, WARRANTY, REPRESENTATION OR COVENANT OF ANY KIND HAS BEEN ACCEPTED, MADE OR IS GIVEN BY SELLER, MESA AIR GROUP OR ANY AFFILIATE OF SELLER OR MESA AIR GROUP OR OF ANY OF THEIR RESPECTIVE SERVANTS OR AGENTS IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, TITLE (EXCEPT AS EXPRESSLY PROVIDED IN THE APPLICABLE BILL OF SALE), CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE

OF THE AIRCRAFT, ANY IN-SCOPE ENGINE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AS TO THE COMPLETENESS OR CONDITION OF THE DATA, OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN, OR OTHER PROPRIETARY RIGHTS; AND ALL CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY OF THOSE MATTERS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

Section 16.2. Aircraft Acceptance Certificate. EXECUTION AND DELIVERY OF AN AIRCRAFT ACCEPTANCE CERTIFICATE BY PURCHASER TO SELLER SHALL BE CONCLUSIVE PROOF THAT THE AIRCRAFT, EACH IN-SCOPE ENGINE, AND EACH PART THEREOF DESCRIBED IN SUCH AIRCRAFT ACCEPTANCE CERTIFICATE ARE IN EVERY WAY SATISFACTORY TO PURCHASER AND HAVE BEEN ACCEPTED BY PURCHASER FOR ALL PURPOSES OF THIS AGREEMENT.

Section 16.3. Seller Indemnity. SUBJECT TO THE LIMITATIONS OF LIABILITY SET FORTH IN SECTION 17.6, EACH MESA PARTY SHALL INDEMNIFY AND HOLD HARMLESS PURCHASER INDEMNIFIED PARTIES, AND EACH OF THEM, FROM AND AGAINST ANY AND ALL CLAIMS INCURRED OR SUFFERED BY, ASSERTED AGAINST, CHARGED TO OR RECOVERABLE FROM ANY OF PURCHASER INDEMNIFIED PARTIES AND WHICH ARISE TO ANY EXTENT OUT OF OR ARE IN ANY MANNER CONNECTED WITH ANY BREACH OF ANY REPRESENTATION OR WARRANTY UNDER THIS AGREEMENT BY ANY MESA PARTY OR ANY DEFAULT BY ANY MESA PARTY UNDER Section 12.1, REGARDLESS OF WHETHER SUCH CLAIMS ARISE FROM ANY OF PURCHASER INDEMNIFIED PARTIES’ SIMPLE NEGLIGENCE; PROVIDED, THAT NO PURCHASER INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNIFICATION FOR A CLAIM TO THE EXTENT ARISING OUT OF SUCH PURCHASER INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 16.4. Purchaser Indemnity. SUBJECT TO THE LIMITATIONS OF LIABILITY SET FORTH IN Section 17.16, PURCHASER SHALL INDEMNIFY AND HOLD HARMLESS SELLER INDEMNIFIED PARTIES, AND EACH OF THEM, FROM AND AGAINST ANY AND ALL CLAIMS INCURRED OR SUFFERED BY, ASSERTED AGAINST, CHARGED TO OR RECOVERABLE FROM ANY OF SELLER INDEMNIFIED PARTIES AND WHICH ARISE TO ANY EXTENT OUT OF OR ARE IN ANY MANNER CONNECTED WITH ANY BREACH OF ANY REPRESENTATION OR WARRANTY UNDER THIS AGREEMENT BY PURCHASER OR ANY DEFAULT BY PURCHASER UNDER Section 12.2, REGARDLESS OF WHETHER SUCH CLAIMS ARISE FROM ANY OF SELLER INDEMNIFIED PARTIES’ SIMPLE NEGLIGENCE; PROVIDED, THAT NO SELLER INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNIFICATION FOR A CLAIM TO THE EXTENT ARISING OUT OF SUCH SELLER INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

ARTICLE XVII

MISCELLANEOUS

Section 17.1. Entire Agreement; Amendments. This Agreement (with its schedules and exhibits) is the final and complete expression of the Parties’ agreement and understanding with respect to the subject matter hereof and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including e- mail and other electronic correspondence), that may have been made or entered into by or among any of the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Agreement. For the avoidance of doubt, the Parties acknowledge and agree that the Letter Agreement has automatically terminated effective as of the date of this Agreement. This Agreement may not be amended except by an instrument in writing signed by or on behalf of both Parties.

Section 17.2. Non-Waiver; [***], CPA, Etc. Any of the terms, covenants, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party hereto waiving compliance. No course of dealing on the part of any Party hereto, or its respective officers, employees, agents, accountants, attorneys, investment bankers, consultants, or other authorized representatives, nor any failure by a Party hereto to exercise any of its rights under this Agreement shall operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party hereto of any condition, or any breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term or covenant. Except as otherwise provided in this Agreement, the rights of the Parties hereto under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right. [***].

Section 17.3. Severability. In the event that any provision of this Agreement or the application thereof to any Party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable Law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the Parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Agreement.

Section 17.4. Notices. All notices and other communications provided for hereunder shall be in writing and mailed, emailed, or delivered to the intended recipient at its address specified in Schedule 3 hereto or, as to each Party, at such other address as shall be designated by such Party in a written notice to each other Party complying as to delivery with the terms of this Section 17.4. Each such notice shall be deemed to have been received, in the case of email or a letter or courier service, when actually delivered if delivered before 4:00 p.m. on a Business Day in the country of the addressee and otherwise on the next such Business Day.

Section 17.5. Governing Law and Jurisdiction.

(a)THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)The Parties irrevocably agree that the state and federal courts located in the Borough of Manhattan, City, and State of New York shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Agreement or any of the Transaction Documentation (including any non-contractual disputes or claims in connection herewith or therewith).

Section 17.6. Waiver of Sovereign Immunity. To the extent that any Party or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit, or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, such Party for itself and its property does hereby, to the fullest extent permitted by applicable Law, irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities, or any other matter under or arising out of or in connection with this Agreement or the subject matter hereof.

Section 17.7. Waiver of Jury Trial. EACH PARTY, TO THE EXTENT PERMITTED BY LAW, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR OTHER LEGAL PROCEEDING FOR MATTERS, CONTRACTUAL, TORTIOUS, OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 17.8. Further Assurances. Each Party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any Party to whom such first Party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Transaction Documents.

Section 17.9. Counterparts. This Agreement may be executed in any number of counterparts and by any Party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

Section 17.10. Transaction Costs. [***]

Section 17.11. Assignment; Successors and Assigns. Neither Seller nor Purchaser shall assign or transfer all or any of its rights and/or obligations under this Agreement without the prior written consent of the other Party, which may be withheld, conditioned, or delayed in such other Party’s sole and absolute discretion; provided that, no assignment will relieve the assigning Party of any of its rights or obligations; and provided further, however, that Purchaser may assign its rights or obligations under this Agreement to any of its affiliates. This Agreement shall bind and inure to the benefit of the Parties and any successors and assigns, in each case permitted hereunder, to the original Parties to this Agreement.

Section 17.12. Confidentiality. The terms and conditions set forth in this Agreement, and the existence of this Agreement, are acknowledged by the Parties to be confidential and subject to Section 11.6 of the CPA, and the Parties acknowledge and agree that Section 11.6 of the CPA is incorporated herein by reference mutatis mutandis. Notwithstanding the foregoing, each of Seller and Purchaser shall be permitted to disclose the terms and conditions and the existence of this Agreement to [***] and its affiliates and representatives as reasonably required to effectuate the transactions contemplated by this Agreement.

Section 17.13. Delivery of Documents by Electronic Means. Except for any document contemplated to be filed with the FAA, delivery of an executed counterpart of this Agreement, of the other Transaction Documents, or of any other documents in connection with any thereof by fax or other electronic image file will be deemed as effective as delivery of an originally executed counterpart. Any Party delivering an executed counterpart of this Agreement or other document by fax or other electronic image file will also deliver an originally executed counterpart, but the failure of any Party to deliver an originally executed counterpart of this Agreement or such other document will not affect the validity or effectiveness of this Agreement or such other document.

Section 17.14. Third-Party Beneficiaries. This Agreement is not intended to and shall not provide any person not a party hereto with any rights, of any nature whatsoever, against any of the Parties hereto, and no person not a party hereto shall have any right, power, privilege, benefit, or interest arising out of this Agreement or the other Transaction Documents.

Section 17.15. Specific Performance. The Parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur to Purchaser in the event that any of the provisions of this Agreement were not performed by any Mesa Party in accordance with their specific terms or were otherwise breached by a Mesa Party. It is accordingly agreed that Purchaser shall be entitled to seek an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 17.15, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at Law or in equity. Each Mesa Party accordingly agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of any such Party under this Agreement all in accordance with the terms of this Section 17.15. Each Mesa Party further agrees that neither Purchaser nor any other person shall be required to obtain, furnish, or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 17.15, and each Mesa Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. If prior to the Final Closing Date, Purchaser brings an action to enforce specifically the performance of the terms and provisions hereof by any Mesa Party, the Final Closing Date shall automatically be extended to such date as is reasonably necessary to provide Purchaser the benefit of this Section 17.15.

Section 17.16. Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY SHALL BE LIABLE UNDER THIS

AGREEMENT FOR ANY EXEMPLARY, SPECIAL, PUNITIVE, INDIRECT, REMOTE, SPECULATIVE, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, IN EACH CASE WHETHER IN TORT (INCLUDING NEGLIGENCE OR GROSS NEGLIGENCE), STRICT LIABILITY, BY CONTRACT, OR STATUTE, EXCEPT TO THE EXTENT A PARTY SUFFERS SUCH DAMAGES TO A THIRD PARTY IN CONNECTION WITH A FINALLY ADJUDICATED THIRD PARTY CLAIM, IN WHICH CASE SUCH AWARDED DAMAGES SHALL BE RECOVERABLE (TO THE EXTENT RECOVERABLE UNDER THIS AGREEMENT) WITHOUT GIVING EFFECT TO THIS Section 17.16.

Section 17.17. Joint and Several Obligations. Each Mesa Party shall be jointly and severally liable for all of the obligations and liabilities of one or more of the Mesa Parties contained in this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement as of the day and year first above written.

SELLER:

MESA AIRLINES, INC.

By:
Name:
Title:	President and CFO

MESA AIR GROUP:

MESA AIR GROUP, INC.

By:
Name:
Title:	President and CFO

PURCHASER:

UNITED AIRLINES, INC.

By:
Name:
Title:

Signature Page to Aircraft Purchase Agreement

IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement as of the day and year first above written.

SELLER:

MESA AIRLINES, INC.

By:
Name:
Title:

MESA AIR GROUP:

MESA AIR GROUP, INC.

By:
Name:
Title:

PURCHASER:

UNITED AIRLINES, INC.

By:
Name:	Jonathan Ireland
Title:	Senior Vice President, Finance

Signature Page to Aircraft Purchase Agreement

Schedule 1

Definitions

“Act” means the Federal Aviation Act of 1958.

“Actual Knowledge of Seller” means the actual knowledge of one or more of Jonathan Ornstein, Brad Rich, Brian Gillman, Michael Lotz, or Torque Zubeck, in each case after reasonable inquiry, including inquiry to direct reports.

“After-tax Basis” [***]

“Aircraft” means an individual aircraft owned by Seller that is listed on Schedule 2, together with its related Airframe, two In-Scope Engines (including, if applicable under Section 5.2(b), engine stands), APUs, Data, parts, components and accessories (including QEC kits); it being understood that a Closing with respect to an Aircraft shall occur with respect to the Airframe, two In-Scope Engines (including, if applicable under Section 5.2(b), engine stands), APUs, Data, parts, components and accessories (including QEC kits), in each case applicable to such Aircraft.

“Aircraft Acceptance Certificate” means the aircraft acceptance certificate for an Aircraft substantially in the form set out in Exhibit A and signed by Purchaser at the Effective Time.

[***]

“Airframe” means the Bombardier Inc. Canadair Regional Jet CL-600-2C11 airframes bearing the manufacturer’s serial numbers and United States registration marks set forth in Schedule 2 (or any substitutions thereof agreed by Seller and Purchaser in a signed writing) (including the APU and all avionics, appliances, parts, furnishings, components, instruments and accessories installed thereon at each Closing).

“APU” means the auxiliary power unit installed on the Aircraft at the Effective Time. “Bankruptcy Code” means section 541 of title 11 of the United States Code.

“Base Purchase Price” means [***].

“Bill of Sale” means a bill of sale executed by Seller in respect of the Aircraft substantially in the form of Exhibit B.

“Business Day” means a day other than Saturday, Sunday, or any day on which banks located in Chicago, Illinois and New York, New York are authorized or obligated to close.

“By-Laws” means the rules and regulations that govern the operations of each entity.

“Cape Town Treaty” means the Convention on International Interests in Mobile Equipment, as modified by the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, signed at Rome on May 9, 2003.

Schedule 1 - 1

“Certificate of Incorporation” means the document certifying each entity’s formation.

“Closing” means, with respect to each Aircraft, the closing of the sale of such Aircraft, including the Data, pursuant to the terms and conditions of this Agreement.

“Closing Date” means, with respect to each Aircraft, the date on which the Closing for such Aircraft occurs. The scheduled Closing Date for each Aircraft (or such other date to which Seller changes the scheduled Closing Date) pursuant to Section 5.3 shall presumptively be the Closing Date for such Aircraft.

“CPA” means that certain Second Amended and Restated Capacity Purchase Agreement dated as of November 4, 2020 among Seller, Purchaser, and Mesa Air Group, as amended.

“Credit Amount” has the meaning given to it in Section 3.2(b).

“Data” means all records, data and manuals (including regarding maintenance) relating to the applicable Aircraft that are required to be maintained by Seller in accordance with applicable FAA regulations, together with other such records, data and manuals relating to the applicable Aircraft as are reasonably available to Seller.

“Data Inspection” has the meaning given to it in Section 4.2.

“Debt” means [***]

“Debt Instrument” means a promissory note, certificate or other document constituting evidence of any Debt.

“Definitive Documentation” means this Agreement and each Lease Assignment for each Aircraft.

“Delivery Location” has the meaning given to such term in Section 5.2(a). “Deposit” has the meaning given to it in Section 3.2(a).

“Deposit Return Event” has the meaning given to it in Section 3.2(c). “Deposit Return Notice” has the meaning given to it in Section 3.2(b). “Economic Closing Date” has the meaning given to it in Section 3.1(b).

“Effective Time” means the time at which (i) title to each Aircraft is transferred from Seller to Purchaser on the Closing Date with respect to each Aircraft, as set forth in the related Bill of Sale and (ii) the Lease Assignment for each Aircraft is effective.

“Engine” means a General Electric CF34-8C5 model engine.

“Escrow Agreement” means that certain Escrow Agreement dated substantially concurrently with the date of this Agreement by and among the Escrow Agent, Seller, Purchaser, and Mesa Air Group. “FAA” means Federal Aviation Administration.

“Event of Loss” means, as to any Aircraft, the meaning given to that term in the Lease applicable to such Aircraft.

Schedule 1 - 2

“FAA Bill of Sale” means, with respect to an Aircraft, an FAA bill of sale on Form 8050-2 (or any successor form thereto promulgated by the FAA) with respect to such Aircraft from Seller to Purchaser.

“FAA Counsel” means the law firm of Lytle Soulé & Felty, P.C. of Oklahoma City, OK, or such other law firm as Purchaser may designate in its sole discretion.

“FAA Filed Documents” means, with respect to each Aircraft, the related FAA Bill of Sale, each Lease Assignment, the related FAA Releases and an application for registration with respect to such Aircraft with the FAA in the name of Purchaser.

“FAA Regulations” means those rules and regulations promulgated by the FAA.

“FAA Releases” means, with respect to each Aircraft, releases, in form and substance satisfactory to Purchaser, releasing all Liens of record with the FAA with respect to such Aircraft.

“Final Closing Date” has the meaning given to it in Section 5.4.

“Financing Statement” means a record or records composed of an initial financing statement and any filed record relating to the initial financing statement.

“GE Engine” means the Engine having serial number [***].

“GE Facility” has the meaning given to such term in Section 5.2(d).

“Government Entity” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

“HPT” means the high pressure turbine module associated with the GE Engine. “IGM” means Kingman Airport located in Kingman, Arizona.

“In-Scope Engine” means the Engines set forth on Schedule 2, together with all equipment and accessories installed on or appurtenant to such engine.

“Inspection” means the Data Inspection and the Physical Inspection. “International Interest” has the meaning given in the Cape Town Treaty.

“International Registry” means the international registry established pursuant to the Cape Town Treaty.

“Last Closing Date” means the date, if any, on which the Closing has occurred for all Aircraft.

“Law” means all applicable federal, state and local laws, rules, orders and regulations, including all rules and regulations of the appropriate authority, including the FAA and United States Department of Transportation.

“Leases” means the leases as to Aircraft between Mesa Airlines, Inc., as Lessor, [***] each of which is listed on Schedule 5.

Schedule 1 - 3

“Lease Assignment” means, with respect to each Aircraft and Engine, an assignment, assumption and amendment agreement with respect to the Lease thereof, among Seller, Purchaser and[***] in substantially the form attached to this Agreement as Exhibit C.

“Lease Default” has the meaning given to it in each applicable Lease.

“Lease Event of Default” has the meaning given to it in each applicable Lease. “Lessee” means [***]

“Letter Agreement” means that certain letter agreement dated as of August 8, 2022 by and between Seller and Purchaser regarding the “Sale of Portfolio of 18 Aircraft”.

“Lien” means any mortgage, pledge, lien, charge, claim, encumbrance, International Interest (as defined in the Cape Town Treaty), lease (other than any Lease), or security interest affecting the title to or any interest in any Aircraft (other than any of the foregoing created by or through Purchaser).

“Material Change” means an event, occurrence, change in conditions or circumstances, or other change that results in, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Seller or Mesa Air Group to perform its obligations under this Agreement.

“Material Damage” is defined in Section 3.2(c)(i).

“Mesa Airlines” means Mesa Airlines, Inc., a Nevada corporation. “Mesa Parties” means Seller and Mesa Air Group.

[***]

“Part” means, whether or not installed on the Aircraft, any component, furnishing or equipment (other than a complete In-Scope Engine) owned by Seller and constituting part of the applicable Aircraft.

“Party” has the meaning given to it in the Preamble.

“Payoff Letters” has the meaning given to it in Section 5.7.

“Permitted Lien” means, as to any Aircraft, (i) the Lease relating to such Aircraft and (ii) the Liens permitted under Section 17.6 of such Lease (but excluding “Lessor’s Liens” (as defined in such Lease) that are not Lessor’s Liens arising by, through or under Purchaser).

“Person” means any individual or entity, including any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, incorporated organization or Government Entity.

“Physical Inspection” has the meaning given to it in Section 4.3. “Purchaser” means United Airlines, Inc.

“Purchaser Indemnified Parties” means, collectively, (x) Purchaser, together with its

Schedule 1 - 4

subsidiaries and affiliates, and (y) the respective directors, officers, employees, successors, assignees, representatives, agents and shareholders of each of the Persons referenced in the immediately preceding clause (x).

“Purchase Price” has the meaning given to it in Section 3.1(a). “Seller” means Mesa Airlines, Inc.

“Seller’s Account” means the bank account of Seller set forth in Schedule 3 or any replacement bank account notified by Seller to Purchaser in writing no later than [***] prior to the applicable Closing.

“Seller Indemnified Parties” means, collectively, (x) Seller and Mesa Air Group, and (y) the respective directors, officers, employees, successors, assignees, representatives, agents and shareholders of each of the Persons referenced in the immediately preceding clause (x).

“Specified Debt” means the Debt in respect of the Aircraft set forth on Schedule 7.

“STL Engines” means the engines having serial numbers [***].

“Surviving Provisions” has the meaning given to it in Section 3.2(e). “Tail Insurance Period” has the meaning given to it in Section 14.1.

“Tax” means applicable sales, use, value added, and other similar taxes, together with any penalties, fines, or interest thereon or additions thereto, imposed, levied, or assessed by any federal, state, provincial, or local taxing authority or other governmental authority on the sale of Aircraft under this Agreement.

“Tranche 1 Aircraft” means the Aircraft to be included in the initial Closing, each of which is listed on Schedule 6.

“Transaction Documents” means, collectively, (x) this Agreement, (y) the Escrow Agreement, and (z) with respect to each Aircraft, the Aircraft Acceptance Certificate, the FAA Bill of Sale, Bill of Sale, FAA Releases, Lease Assignments [***]

“UCC” means Uniform Commercial Code.

“Unserviceable Engines” means [***]

Schedule 1 - 5

Schedule 2

Aircraft Information

#	Model	Registrati on	MSN	ESN
1	CL-600-2C11	[***]	[***]	[***]
[***]
2	CL-600-2C11	[***]	[***]	[***]
[***]
3	CL-600-2C11	[***]	[***]	[***]
[***]
4	CL-600-2C11	[***]	[***]	[***]
[***]
5	CL-600-2C11	[***]	[***]	[***]
[***]
6	CL-600-2C11	[***]	[***]	[***]
[***]
7	CL-600-2C11	[***]	[***]	[***]
[***]
8	CL-600-2C11	[***]	[***]	[***]
[***]
9	CL-600-2C11	[***]	[***]	[***]
[***]
10	CL-600-2C11	[***]	[***]	[***]
[***]
11	CL-600-2C11	[***]	[***]	[***]
[***]
12	CL-600-2C11	[***]	[***]	[***]
[***]
13	CL-600-2C11	[***]	[***]	[***]
[***]
14	CL-600-2C11	[***]	[***]	[***]
[***]
15	CL-600-2C11	[***]	[***]	[***]
[***]
16	CL-600-2C10	[***]	[***]	[***]
[***]
17	CL-600-2C10	[***]	[***]	[***]
[***]
18	CL-600-2C11	[***]	[***]	[***]
[***]

Schedule 2 - 1

Schedule 3

Addresses for notices

For notices to Seller:

Mesa Airlines, Inc.

410 North 44th Street, Suite 700

Phoenix, Arizona 85008

Attention:Michael Lotz, President

Brian Gillman, Executive Vice President & General Counsel Email:[***]

For notices to Mesa Air Group: Mesa Air Group, Inc.

410 North 44th Street, Suite 700

Phoenix, Arizona 85008

Attention:Michael Lotz, President

Brian Gillman, Executive Vice President & General Counsel Email:[***]

For notices to Purchaser:

United Airlines, Inc.

233 South Wacker Drive Chicago, Illinois 60606

Attention:Patrick Manning, Director UAX Commercial Strategy Email:[***]

Seller’s Account

Bank Name:[***]

Bank Address:

[***]

Schedule 3 - 1

Schedule 4

1.

Letter Agreement N[***], Bombardier Inc. Canadair Regional Jet C1-600-2C11 Manufacturer’s Serial Number [***] by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc. dated as of [***]

2.

Letter Agreement N[***], Bombardier Inc. Canadair Regional Jet C1-600-2C11 Manufacturer’s Serial Number [***], by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc., dated as of [***]

3.

Letter Agreement N[***]Bombardier Inc. Canadair Regional Jet C1-600-2C11 Manufacturer’s Serial Number [***], by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc., dated as of [***]

4.

Letter Agreement N[***], Bombardier Inc. Canadair Regional Jet C1-600-2C11 Manufacturer’s Serial Number [***] by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc., dated as of [***]

5.

Letter Agreement N[***], Bombardier Inc. Canadair Regional Jet C1-600-2C11 Manufacturer’s Serial Number [***], by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc., dated as of [***]

6.

Letter Agreement N[***], Bombardier Inc. Canadair Regional Jet C1-600-2C11 Manufacturer’s Serial Number [***], by and among Mesa Air Group, Inc., Mesa Airlines, Inc., and United Airlines, Inc., dated as of [***].

7.

Letter Agreement N[***], Bombardier Inc. Canadair Regional Jet C1-600-2C11 Manufacturer’s Serial Number [***] by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc., dated as of [***]

8.

Letter Agreement N[***], Bombardier Inc. Canadair Regional Jet C1-600-2C10 Manufacturer’s Serial Number [***], by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc., dated as of [***]

9.

Letter Agreement N[***], Bombardier Inc. Canadair Regional Jet C1-600-2C10 Manufacturer’s Serial Number [***] by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc., dated as of [***]

10.

Letter Agreement N[***] Bombardier Inc. Canadair Regional Jet C1-600-2C11 Manufacturer’s Serial Number [***] by and among Mesa Air Group, Inc., Mesa Airlines, Inc. and United Airlines, Inc., dated as of [***]

Schedule 4 - 1

Schedule 5

1.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***], between Lessor and [***]

2.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***], between Lessor and [***]

3.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***], in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***], between Lessor and [***]

4.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***], in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***]between Lessor and [***] and to be amended by the Lease Supplement Amendment No. 1 (Engine Swap) to be dated as of the Closing Date relating to the such Aircraft, between Lessor and [***].

5.

Aircraft Lease Agreement, dated as of [***]between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***], as amended by the Omnibus Lease Amendment dated [***], between Lessor and [***] and to be amended by the Lease Supplement Amendment No. 1 (Engine Swap) to be dated as of the Closing Date relating to the such Aircraft, between Lessor and [***]

6.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***], between Lessor and [***]

7.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***], as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended the Lease Amendment No. 1 (MSN [***] dated [***]between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***], between Lessor and [***], and to be amended by the Lease Supplement Amendment No. 1 (Engine Swap) to be dated as of the Closing Date relating to the such

Schedule 5 - 1

Aircraft, between Lessor and [***]

8.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***]between Lessor and [***] and to be amended by the Lease Supplement Amendment No. 1 (Engine Swap) to be dated as of the Closing Date relating to the such Aircraft, between Lessor and [***]

9.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***]

10.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***], as supplemented by the Lease Supplement dated as of [***]between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***], between Lessor and [***]and to be amended by the Lease Supplement Amendment No. 1 (Engine Swap) to be dated as of the Closing Date relating to the such Aircraft, between Lessor and [***].

11.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***]between Lessor and [***]

12.

Aircraft Lease Agreement, dated as of [***] between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***], between Lessor and [***]

13.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***], as supplemented by the Lease Supplement dated as of [***], between Lessor and [***]

14.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***] between Lessor and [***]

15.	Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11

Schedule 5 - 2

Aircraft Manufacturer’s Serial Number [***], as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***]between Lessor and [***]

16.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***], in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C10 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***]

17.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C10 Aircraft Manufacturer’s Serial Number [***], as supplemented by the Lease Supplement dated as of [***], between Lessor and [***]

18.

Aircraft Lease Agreement, dated as of [***], between Mesa Airlines, Inc., as Lessor, and [***] in respect of one (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C11 Aircraft Manufacturer’s Serial Number [***] as supplemented by the Lease Supplement dated as of [***], between Lessor and [***] as amended by the Omnibus Lease Amendment dated [***] between Lessor and [***]

Schedule 5 - 3

Schedule 6

Tranche 1 Aircraft

#	Model	Registration	MSN	ESN
1	CL-600-2C11	[***]	[***]	[***]
[***]
2	CL-600-2C11	[***]	[***]	[***]
[***]
3	CL-600-2C11	[***]	[***]	[***]
[***]
4	CL-600-2C11	[***]	[***]	[***]
[***]
5	CL-600-2C11	[***]	[***]	[***]
[***]
6	CL-600-2C11	[***]	[***]	[***]
[***]
7	CL-600-2C11	[***]	[***]	[***]
[***]
8	CL-600-2C11	[***]	[***]	[***]
[***]
9	CL-600-2C11	[***]	[***]	[***]
[***]
10	CL-600-2C11	[***]	[***]	[***]
[***]

Schedule 6 - 1

Schedule 7

Specified Debt

[***]

[***]

Schedule 7 - 1

Exhibit A

FORM OF AIRCRAFT ACCEPTANCE CERTIFICATE

relating to

One Bombardier model CL-600-2C11 airframe bearing manufacturer’s serial number [●] and U.S. registration mark [●] with [_] model [_] engines bearing manufacturer’s serial numbers [●] and [●] and all related Parts and Data (collectively, the “Aircraft”).

United Airlines, Inc. (“Purchaser”) hereby confirms, pursuant to the Aircraft Purchase Agreement, dated as of September [_], 2022, among Mesa Airlines, Inc. (“Seller”), Mesa Air Group, Inc. (“Mesa Air Group”) and Purchaser (the “Purchase Agreement”), that Purchaser’s execution of this certificate constitutes (i) its confirmation that Purchaser is satisfied in every way and in all respects with the condition of the Aircraft, each In-Scope Engine, each Part thereof and the Data and (ii) its absolute, irrevocable and unconditional acceptance of the Aircraft, each In- Scope Engine. each Part thereof and the Data in accordance with the Purchase Agreement;

Purchaser acknowledges that it is purchasing the Aircraft, each In-Scope Engine, each Part thereof and the Data in “AS IS”, “WHERE IS” and “WITH ALL FAULTS” condition and subject to each and every agreement, exclusion, waiver and disclaimer set forth in Section 16.1 of the Purchase Agreement; and

Purchaser has delivered this certificate at the Effective Time.

The terms “Part”, “Data”, “Effective Time”, and “In-Scope Engine” shall have the same meanings in this certificate as in the Sale Agreement.

UNITED AIRLINES, INC.

By:
Name:
Title

Exhibit A - 1

Exhibit B

FORM OF BILL OF SALE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mesa Airlines, Inc. (“Seller”), owner of the aircraft, engines, equipment and documents described below (hereinafter referred to as the “Aircraft”):

one Bombardier model CL-600-2C11 aircraft bearing manufacturer’s serial number [●] and U.S. registration mark [●];

two [_] model [_] engines bearing manufacturer’s serial numbers [●] and [●] (each, an “In- Scope Engine”);

all Parts; and the Data,

does hereby sell, grant, transfer and deliver all right, title and interest in and to the Aircraft, subject only to Permitted Liens, to United Airlines, Inc. (“Purchaser”) pursuant to the Aircraft Purchase Agreement, dated as of September [_], 2022, made among Seller Mesa Air Group, Inc. and Purchaser (the “Sale Agreement”), to have and to hold the Aircraft forever. Seller hereby warrants to Purchaser, and its successors and assigns, that it is the owner of the Aircraft, that there is hereby conveyed to Purchaser good and marketable title to the Aircraft free and clear of any and all Liens other than Permitted Liens, and that Seller will forever defend such title granted by it against all claims and demands whatsoever.

The terms “Data”, “Parts”, “Liens” and “Permitted Liens” shall have the same meanings in this Bill of Sale as in the Sale Agreement.

THIS BILL OF SALE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be duly executed as of this          dayof202       , at [a.m./p.m.]localtimewhiletheAircraftwas[locatedat/over]                   .

MESA AIRLINES, INC.

By:
Name:
Title

Exhibit B - 1

Exhibit C

FORM OF LEASE ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

[To be attached when finalized]

Exhibit C - 1

EXECUTION VERSION

LEASE ASSIGNMENT, ASSUMPTION AND AMENDMENT

AGREEMENT (MSN           )

Lease Assignment, Assumption and Amendment Agreement (MSN            ), dated as of                   2022 (this “Agreement”), among Mesa Airlines, Inc., a company incorporated and existing under the laws of the State of Nevada (“Assignor”), United Airlines, Inc., a company incorporated and existing under the laws of the State of Delaware (“Assignee”), and [***] Assignor, Assignee and Lessee are sometimes referred to in this

Agreement as a “Party” or “Parties”.

RECITALS:

A.	The Assignor has entered into an agreement to sell the Aircraft (as defined below) to Assignee.

B.

Pursuant to and in accordance with that certain Aircraft Purchase Agreement by and among Assignor, Assignee, and Mesa Air Group, Inc., dated as of            , 2022 (the “Aircraft Purchase Agreement”), Assignor has agreed to assign and Assignee has agreed to assume, all of Assignor’s rights, obligations, duties and liabilities under that certain Aircraft Lease Agreement, dated                 , 2021, between Assignor as lessor and [***] as [***] (as amended modified or and supplemented from time to time, the “Lease Agreement”), in respect of one Bombardier Inc. Canadair Regional Jet CL-600-2C11 model aircraft bearing manufacturer’s serial number           and U.S. Registration number          ,together with two (2) General Electric model CF34-8C5B1 engines bearing manufacturer’s serial numbers        and          , respectively (collectively, the “Aircraft”) and certain related documents listed in Schedule 1 hereto (collectively, the “Lease Documents”) on the terms and subject to the conditions set out herein (the “Assignment”).

C.	[***]

AGREEMENT:

The parties hereto agree as follows:

1.	DEFINITIONS AND INTERPRETATION

The capitalized terms used in this Agreement shall have the respective meanings ascribed thereto below:

“Effective Date” means the date of this Agreement.

Exhibit C - 2

“Reserved Rights” means any and all rights, interests and benefits of Assignor under any indemnity, expense and related provisions of the Lease Agreement in respect of any losses, liabilities or claims suffered or incurred or brought against Assignor with respect to or relating to the period prior to the Effective Date.

Capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to them in the Lease Agreement.

All references in this Agreement to Schedules, Clauses and other subdivisions refer to the corresponding Schedules, Clauses and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Clauses or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder,” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Clause or other subdivision unless expressly so limited. The words “this Clause,” and words of similar import, refer only to the Clause hereof in which such words occur. The word “including” (in its various forms) means “including without limitation”. Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender, and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Schedules referred to herein are attached hereto. Except as otherwise provided in this Agreement, any reference herein to any law shall be construed as referring to such law as amended, modified, codified, or reenacted, in whole or in part, and in effect from time to time, and references to particular provisions of a law include a reference to the corresponding provisions of any prior or succeeding law, and any reference herein to a document includes that document as amended from time to time in accordance with its terms, and any document entered into in substitution or replacement therefor. Any reference to an amendment includes a supplement, novation, or re-enactment and “amended” is to be construed accordingly. The word “extent” in the phrase “to the extent” means the degree to which a subject or other theory extends, and such phrase shall not simply mean “if”. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and Business Days refer to days that are Business Days in each of Chicago, Illinois and New York City, New York. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Time shall be of the essence in this Agreement. Any reference to any federal, state, local, or foreign law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context shall otherwise require. Reference herein to “federal” shall be construed as referring to U.S. federal.

2.ASSIGNMENT AND ASSUMPTION; [***]

As and with effect from the Effective Date:

Exhibit C - 3

(1)	[***] releases Assignor from Assignor’s obligations, duties and liabilities to [***] under the Lease Documents to the extent related to the period, and which arise, after the Effective Date;

(2)

Assignor releases [***] from [***] obligations, duties and liabilities to Assignor under the Lease Documents and Assignor agrees that it has no further rights under the Lease Documents, in each case, to the extent related to the period, and which arise, after the Effective Date and other than in respect of the Reserved Rights;

(3)

Assignor agrees to assign and Assignee agrees to assume all of the rights, obligations, duties and liabilities of Assignor under the Lease Documents to the extent related to the period, and which arise, after the Effective Date;

(4)	[***] consents to the Assignment;

(5)

[***] agrees with Assignee that from and after the Effective Date, [***] will pay Rent to the Assignee and otherwise perform all obligations under the Lease Documents (as amended and supplemented by this Agreement) in favor of Assignee; and

(6)	[***]

each of the foregoing events and agreements being conditional on, and taking effect simultaneously with, the others.

3.	INSURANCE

Notwithstanding the release in Clause 2(2) above and without limiting [***] continuing obligations in respect of the Reserved Rights, [***] shall:

(1)

comply with the liability insurance tail coverage obligations on the same terms mutatis mutandis as set forth in Section 19.3 of the Lease to the same extent as if expressly stated herein. In furtherance thereof, [***], Assignee and Assignor confirm that the provisions of Section 19.3 of the Lease Agreement are deemed to be set out in their entirety in this Agreement as if the references therein to “Lessor”, “Owner”, “Financing Parties” and “Indemnitees” had the meanings given to such terms immediately prior to the Effective Date.

4.	LEASE AMENDMENT

As of, and with effect from, the Effective Date, the Lease Agreement, as assigned and assumed hereby, will be amended as follows:

(1)	The expression “Lessor” wherever it appears in each of the Lease Documents shall be treated as though it referred to Assignee to the exclusion of Assignor;

Exhibit C - 4

(2)	The term “Indemnitee” is hereby deleted in its entirety and replaced with the following:

“"Indemnitee" means Lessor, Owner, any Owner Participant, any Servicer, any Financing Party, Mesa Airlines, Inc., Mesa Air Group, Inc., Obsidian Agency Services, Inc., Cortland Capital Market Services LLC, TCPC Funding I, LLC, Tennenbaum Senior Loan Fund V, LLC, TCP Whitney CLO, LTD, TCP Direct Lending Fund VIII-A, LLC, Reliance Standard Life Insurance Company, TCP DLF VIII ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund TCP Direct Lending Fund VIII-U (Ireland), TCP DLF VIII-L Funding, LP, TCP DLF VIII-S Funding, LLC, TCP DLF VIII-T

Funding, LLC, TCP DLF VIII 2018 CLO, LLC. and their respective Affiliates, officers, directors, shareholders, members, managers, partners, duly authorized agents, employees and attorneys-in-fact and their respective successors and assigns.

(3)

Lessor's bank account information set forth in paragraph 3 of Appendix 2B to the Lease Agreement is hereby deleted in its entirety and replaced with the corresponding information set forth in Schedule 3 hereto;

(4)	The legend set forth in paragraph 5 of Appendix 2B is hereby deleted in its entirety and replaced with the following:

“LEASED FROM UNITED AIRLINES, INC. AS OWNER AND LESSOR.”

(5)

Lessor's address for notices set forth in paragraph 6 of Appendix 2B to the Lease Agreement is hereby deleted in its entirety and replaced with the corresponding information set forth in Schedule 3 hereto; and

(6)

For all purposes of the calculation of Lessor Maintenance Contributions under Appendix 2F of the Lease Agreement, (i) all amounts of Utilization Rent received by Assignor from [***] prior to the Effective Date shall be deemed to have been paid to and received by Assignee and (ii) all amounts paid by Assignor, if any, to [***] pursuant to Appendix 2F shall be deemed to have been paid by Assignee to [***] thereunder. [***] agrees to look solely to Assignee for the payment of all Lessor Maintenance Contributions that become due and payable after the Effective Date.

5.	CONDITIONS PRECEDENT

5.1	Promptly after the date hereof [***] will provide Assignee and Assignor with the following documents in form and substance satisfactory to Assignee and Assignor:

(1)

An officer’s certificate from an officer of [***] addressing [***] power and authority to enter into this Agreement and to perform its obligations under this Agreement and the Lease Agreement as amended hereby; and

Exhibit C - 5

(2)	Certificates of insurance and an undertaking from [***] insurance broker evidencing compliance with the provisions hereof and of the Lease Agreement as to insurances.

The conditions precedent specified in this Clause 5.1 are for the benefit of Assignee and may be waived or deferred in whole or in part and with or without condition by Assignee, without prejudicing Assignee’s right to receive fulfillment of such conditions, in whole or in part at any time thereafter, except as set out in the written consent to such waiver or deferral.

6.	UNDERTAKINGS AND ACKNOWLEDGEMENTS

6.1	Payments to Assignee

[***] and Assignee agree that, from and after the Effective Date, all Rent and other payments (including, without limitation, Agreed Value) due from [***] under the Lease Agreement will be made to the Assignee’s bank account set out in Schedule 3 to this Agreement.

6.2	Identification Plates

[***] undertakes to replace the identification plates currently affixed to the Aircraft and each Engine with new identification plates bearing the legend set forth in paragraph 5 of Appendix 2B to the Lease Agreement (as amended pursuant to this Agreement) and to notify Assignee of such replacement which shall be accomplished as soon as practicable (but, in any event, not later [***] after the Effective Date.

6.3	Further Assurances

Lessee further undertakes to perform and do all such other and further acts and things and execute and deliver any and all such other instruments as Assignor or Assignee may require to reflect the change in the identity of the owner and lessor of the Aircraft recited in this Agreement and to otherwise give effect to the intent of this Agreement and realize the full benefit thereof.

7.	REPRESENTATIONS AND WARRANTIES

7.1

Each of [***] and Assignor (except for items (6) and (7) of this Clause 7.1 which are made and given by [***] only) represents and warrants (each as to itself only with respect to items (1) - (3) and item (9) of this Clause 7.1) to Assignee as of the date hereof, that:

(1)

it is a corporation (in the case of Assignor) or a limited liability company (in the case of [***] duly organized and validly existing under the laws of its jurisdiction of organization and has the corporate power and authority to carry on its business as it is being conducted;

(2)	It has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of this

Exhibit C - 6

Agreement and upon execution by the other Parties thereto this Agreement will constitute is valid and legally binding and enforceable obligations;

(3)

The execution and delivery of, the performance of its obligations under, and compliance by it with the provisions of, this Agreement will not (i) contravene any law applicable to it, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, in each case whether immediate or with the passage of time, any agreement or other instrument to which it is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of its constitutional and/or organizational documents or (iv) result in the creation or imposition of, or oblige it to create, any Lien over any of its assets, rights or revenues;

(4)	The Lease Documents are in full force and effect and have not been terminated;

(5)	The Lease Documents constitute the sole and entire agreement between [***] and Assignor regarding the leasing of the Aircraft;

(6)	The Lease Documents are legal valid and binding agreements of [***] and are enforceable against [***] in accordance with their terms;

(7)	The Aircraft has been delivered to and irrevocably accepted by [***] under the Lease Agreement without qualification or exceptions (except as have been fully rectified or waived); and

(8)	No payment of Rent has been made by [***] in advance of the time when [***] is required to pay the same by the terms of the Lease Agreement; and

(9)	It is in compliance with its obligations under the Lease Agreement and, to its actual knowledge, there is no breach or default by the other Party under the Lease Agreement.

7.2	Assignee represents and warrants to [***] as of the date hereof that:

(1)

Assignee (a) is a company duly organized and validly existing under the Laws of the State of Delaware and (b) has the corporate power and authority to enter into and perform its obligations under this Agreement and the other Operative Documents; and

(2)	Assignee holds all authorizations necessary to permit its execution and delivery of this Agreement and the performance of its obligations hereunder and under the other Operative Documents.

8.	MISCELLANEOUS

8.1	This Agreement is an Operative Document for purposes of the Lease Agreement.

8.2	ARTICLE 26 OF THE LEASE AGREEMENT SETTING FORTH, INTER ALIA, THE LESSOR’SAND[***]AGREEMENTSASTOGOVERNINGLAW,

Exhibit C - 7

JURISDICTION, WAIVER OF JURY TRIAL AND THE OTHER MATTERS ADDRESSED THEREIN SHALL APPLY, MUTATIS MUTANDIS, TO AND GOVERN THIS AGREEMENT TO THE SAME EXTENT AS IF FULLY SET FORTH HEREIN.

8.3

As between Assignor and Assignee only, such Parties agree that this Agreement is executed and delivered pursuant to the terms of the Aircraft Purchase Agreement and is specifically made subject to the terms, conditions and covenants contained therein. In the event of any conflict between the provisions of the Aircraft Purchase Agreement and this Agreement, the provisions of the Aircraft Purchase Agreement shall control.

8.4

Any of the terms, covenants, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party hereto waiving compliance. No course of dealing on the part of any Party hereto, or its respective officers, employees, agents, accountants, attorneys, investment bankers, consultants, or other authorized representatives, nor any failure by a Party hereto to exercise any of its rights under this Agreement shall operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party hereto of any condition, or any breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term or covenant. Except as otherwise provided in this Agreement, the rights of the Parties hereto under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right. [***]

8.5

This Agreement may be executed in any number of counterparts and by any Party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

8.6

No Party shall assign or transfer all or any of its rights and/or obligations under this Agreement without the prior written consent of the other Parties, which may be withheld, conditioned, or delayed in each other Party’s sole and absolute discretion. This Agreement shall bind and inure to the benefit of the Parties and any successors and assigns, in each case permitted hereunder, to the original Parties to this Agreement.

8.7

Except for the persons and entities identified as “Indemnitees” under the replacement definition of such term set forth in Clause 4(2) each of whom are express third party beneficiaries of Clause 4(2) and shall be entitled to directly enforce such clause (and the Lease Agreement as amended thereby) against [***] this Agreement is not intended to and shall not provide any person not a party hereto with any rights, of any nature

Exhibit C - 8

whatsoever, against any of the Parties hereto, and no person not a party hereto shall have any right, power, privilege, benefit, or interest arising out of this Agreement.

8.8

Each Party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any Party to whom such first Party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Transaction Documents.

8.9

This Agreement (with its schedules) is the final and complete expression of the Parties’ agreement and understanding with respect to the subject matter hereof and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including e-mail and other electronic correspondence), that may have been made or entered into by or among any of the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Agreement. This Agreement may not be amended except by an instrument in writing signed by or on behalf of all Parties hereto.

8.10

In the event that any provision of this Agreement or the application thereof to any Party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the Parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Agreement.

[Signatures on following page]

Exhibit C - 9

Assignor, Assignee and [***] have caused this Agreement to be executed by their respective officers on the day and year first above written.

MESA AIRLINES, INC., as Assignor

By:
Name:
Title:

UNITED AIRLINES, INC., as Assignee

By:
Name:
Title:

[***]

By:
Name:
Title:

Exhibit C - 10

SCHEDULE 1 LEASE DOCUMENTS

1.

2.

3.

4.

* * * * *

Exhibit C - 11

SCHEDULE 2

LESSOR NOTICE AND ACCOUNT INFORMATION

LESSOR ADDRESS:

[Address]

Telephone:

Facsimile:

Electronic mail:

LESSOR ACCOUNT:

BANK:

BANK ABA:

ACCOUNT:

BANK

ADDRESS:

BANK PHONE

PAYEE:

ACCOUNT NAME:

SWIFT:

Exhibit C - 12